Capital Group International Focus Equity ETF
Investment portfolio
February 29, 2024
unaudited
Common stocks 97.71% Industrials 18.35%	Shares	Value (000)
Airbus SE, non-registered shares	451,526	$74,636
Safran SA	268,822	56,278
Recruit Holdings Co., Ltd.	1,326,500	53,478
Siemens AG	201,700	39,880
Melrose Industries PLC	3,950,932	31,669
Ashtead Group PLC	398,334	28,560
Techtronic Industries Co., Ltd.	2,473,500	26,774
MTU Aero Engines AG	76,067	18,276
DSV A/S	93,535	15,000
Legrand SA	135,922	13,736
NIBE Industrier AB, Class B	2,372,310	13,223
International Container Terminal Services, Inc.	2,567,260	13,198
Thales SA	59,079	8,751
		393,459
Consumer discretionary 13.67%
MercadoLibre, Inc.[1]	33,942	54,148
Ferrari NV	80,371	33,869
Evolution AB	246,219	31,860
LVMH Moët Hennessy-Louis Vuitton SE	34,964	31,849
adidas AG	142,244	28,767
Flutter Entertainment PLC[1]	131,359	28,618
Maruti Suzuki India, Ltd.	192,003	26,139
Sony Group Corp.	261,100	22,545
Compagnie Financière Richemont SA, Class A	114,933	18,273
Entain PLC	1,491,386	17,188
		293,256
Information technology 13.47%
Shopify, Inc., Class A, subordinate voting shares[1]	632,146	48,277
Taiwan Semiconductor Manufacturing Co., Ltd.	1,904,000	41,562
SK hynix, Inc.	315,219	36,976
ASML Holding NV	34,704	32,651
NICE, Ltd. (ADR)[1]	112,461	27,570
SAP SE	120,344	22,486
Constellation Software, Inc.	7,012	19,522
Samsung Electronics Co., Ltd.	351,901	19,397
Renesas Electronics Corp.	911,600	14,925
Fujitsu, Ltd.	92,900	14,491
Disco Corp.	34,200	11,009
		288,866
Health care 11.62%
Novo Nordisk AS, Class B	837,446	99,537
Daiichi Sankyo Co., Ltd.	2,936,100	97,413
AstraZeneca PLC	132,261	16,667
Capital Group International Focus Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Health care (continued)	Shares	Value (000)
Sanofi	165,199	$15,693
Eurofins Scientific SE, non-registered shares	234,731	14,014
Grifols, SA, Class A, non-registered shares[1]	537,469	5,947
		249,271
Financials 11.29%
Kotak Mahindra Bank, Ltd.	2,421,296	49,335
NU Holdings, Ltd. / Cayman Islands, Class A1	3,824,221	42,372
AIA Group, Ltd.	4,796,600	38,963
Aegon, Ltd.	4,957,909	29,718
Banco Bilbao Vizcaya Argentaria, SA	2,379,711	23,626
ING Groep NV	1,493,483	20,484
HDFC Bank, Ltd. (ADR)	288,853	15,454
Axis Bank, Ltd.	957,975	12,421
Jio Financial Services, Ltd.[1]	2,592,497	9,693
		242,066
Materials 10.35%
Glencore PLC	12,739,669	60,329
Fortescue, Ltd.	3,507,411	59,115
Shin-Etsu Chemical Co., Ltd.	1,022,300	43,553
First Quantum Minerals, Ltd.	3,404,244	32,233
Ivanhoe Mines, Ltd., Class A1	2,517,030	26,762
		221,992
Energy 8.15%
Reliance Industries, Ltd.	2,113,798	74,481
Canadian Natural Resources, Ltd. (CAD denominated)	630,727	43,937
Cenovus Energy, Inc.	1,380,071	24,050
TotalEnergies SE	230,239	14,679
Neste OYJ	387,908	10,636
Woodside Energy Group, Ltd.	358,410	7,073
		174,856
Communication services 4.77%
Bharti Airtel, Ltd.	4,411,583	59,768
Universal Music Group NV	759,335	22,873
Tencent Holdings, Ltd.	554,700	19,639
		102,280
Consumer staples 4.47%
Danone SA	392,284	25,023
Seven & i Holdings Co., Ltd.	1,527,300	22,718
Kweichow Moutai Co., Ltd., Class A	77,800	18,333
Ajinomoto Co., Inc.	415,300	15,244
Treasury Wine Estates, Ltd.	1,810,444	14,533
		95,851
Utilities 1.02%
ENN Energy Holdings, Ltd.	2,673,600	21,974
Capital Group International Focus Equity ETF — Page 2 of 5

unaudited
Common stocks (continued) Real estate 0.55%	Shares	Value (000)
ESR Group, Ltd.	8,779,600	$11,729
Total common stocks (cost: $1,816,182,000)		2,095,600
Short-term securities 2.34% Money market investments 2.34%
Capital Group Central Cash Fund 5.41%[2,3]	500,768	50,077
Total short-term securities (cost: $50,076,000)		50,077
Total investment securities 100.05% (cost: $1,866,258,000)		2,145,677
Other assets less liabilities (0.05)%		(1,048)
Net assets 100.00%		$2,144,629
Investments in affiliates3

	Value at 6/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 2/29/2024 (000)	Dividend or interest income (000)
Short-term securities 2.34%
Money market investments 2.34%
Capital Group Central Cash Fund 5.41%[2]	$33,090	$320,935	$303,957	$13	$(4)	$50,077	$2,280
[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at February 29, 2024.
[3]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Capital Group International Focus Equity ETF — Page 3 of 5

unaudited
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of February 29, 2024 (dollars in thousands):
Capital Group International Focus Equity ETF — Page 4 of 5

unaudited
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Industrials	$393,459	$—	$—	$393,459
Consumer discretionary	293,256	—	—	293,256
Information technology	288,866	—	—	288,866
Health care	243,324	5,947	—	249,271
Financials	242,066	—	—	242,066
Materials	221,992	—	—	221,992
Energy	174,856	—	—	174,856
Communication services	102,280	—	—	102,280
Consumer staples	95,851	—	—	95,851
Utilities	21,974	—	—	21,974
Real estate	11,729	—	—	11,729
Short-term securities	50,077	—	—	50,077
Total	$2,139,730	$5,947	$—	$2,145,677
Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2024 Capital Group. All rights reserved.
ETGEFP3-303-0424O-S96504	Capital Group International Focus Equity ETF — Page 5 of 5